EXHIBIT 24.1
                                                                   (Page 1 of 7)

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ronald M. DeFeo and Marvin B. Rosenberg, or either of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any an all amendments (including, without limitation, post-effective amendments) to Form S-1/A Registration Statements for Preferred Stock and Common Stock and Common Stock Purchases Warrants and Common Stock, and to file the same with all exhibits thereto, and all document in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof, during 1996.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

   Signature                    Title                                Date
   ---------                    -----                                ----
/s/ Ronald M. DeFeo      President, Chief Executive Officer,     April 26, 1996
Ronald M. DeFeo           Chief Operating Officer and Director
                          (Principal Executive Officer)

/s/ Ralph T. Brandifino  Senior Vice President and               April 26, 1996
Ralph T. Brandifino       Chief Financial Officer
                          (Principal Financial Officer)

/s/ Marvin B. Rosenberg  Senior Vice President, General          April 26, 1996
Marvin B. Rosenberg       Counsel, Secretary and Director

/s/ Joseph F. Apuzzo     Vice President and Controller           April 26, 1996
Joseph F. Apuzzo          (Principal Accounting Officer)

/s/ G. Chris Andersen    Director                                April 26, 1996
G. Chris Andersen

/s/ William H. Fike      Director                                April 26, 1996
William H. Fike

/s/ Bruce I. Raben       Director                                April 26, 1996
Bruce I. Raben

/s/ David A. Sachs       Director                                April 26, 1996
David A. Sachs

/s/ Adam E. Wolf         Director                                April 26, 1996
Adam E. Wolf

                                                                    EXHIBIT 24.1
                                                                   (Page 2 of 7)

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Ronald M. DeFeo and Marvin B. Rosenberg, or either of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Form S-4/A Registration Statement for the Senior Secured Notes, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

     Signature                       Title                            Date

/s/ Fil Filipov             President                               June 5, 1996
Fil Filipov                  (Principal Executive Officer)

/s/ David J. Langevin       Vice President, Treasurer and Director  June 5, 1996
David J. Langevin            (Principal Financial and
                             Accounting Officer)

/s/ Marvin B. Rosenberg     Vice President, Secretary and Director  June 5, 1996
Marvin B. Rosenberg

/s/ Ronald M. DeFeo         Director                                June 5, 1996
Ronald M. DeFeo

                                                                    EXHIBIT 24.1
                                                                   (Page 3 of 7)


                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Ronald M. DeFeo and Marvin B. Rosenberg, or either of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Form S-4/A Registration Statement for the Senior Secured Notes, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


          Signature                   Title                           Date
/s/ Fil Filipov             President                               June 5, 1996
Fil Filipov                  (Principal Executive Officer)

/s/ David J. Langevin       Vice President, Treasurer and Director  June 5, 1996
David J. Langevin            (Principal Financial and
                             Accounting Officer)

/s/ Marvin B. Rosenberg     Vice President, Secretary and Director  June 5, 1996
Marvin B. Rosenberg

/s/ Ronald M. DeFeo         Director                                June 5, 1996
Ronald M. DeFeo

                            Director
K. Thor Lundgren

                                                                    EXHIBIT 24.1
                                                                   (Page 4 of 7)

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Ronald M. DeFeo and Marvin B. Rosenberg, or either of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Form S-4/A Registration Statement for the Senior Secured Notes, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          Signature               Title                                 Date
/s/ Fil Filipov             President                               June 5, 1996
Fil Filipov                  (Principal Executive Officer)

/s/ David J. Langevin       Vice President, Treasurer and Director  June 5, 1996
David J. Langevin            (Principal Financial and
                             Accounting Officer)

/s/ Marvin B. Rosenberg     Vice President, Secretary and Director  June 5, 1996
Marvin B. Rosenberg

/s/ Ronald M. DeFeo         Director                                June 5, 1996
Ronald M. DeFeo

                                                                    EXHIBIT 24.1
                                                                   (Page 5 of 7)


                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Marvin B. Rosenberg, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Form S-4/A Registration Statement for the Senior Secured Notes, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


    Signature                       Title                               Date

/s/ Martin Dorio         President and Chief Executive Officer      June 5, 1996
Martin Dorio              (Principal Executive Officer)

/s/ Joseph F. Lingg      Vice President Finance                     June 5, 1996
Joseph F. Lingg           (Principal Financial and
                          Accounting Officer)

/s/ Marvin B. Rosenberg  Secretary and Director                     June 5, 1996
Marvin B. Rosenberg

                                                                    EXHIBIT 24.1
                                                                   (Page 6 of 7)



                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Ronald M. DeFeo and Marvin B. Rosenberg, or either of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Form S-4/A Registration Statement for the Senior Secured Notes, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


      Signature                 Title                                  Date

/s/ Ronald M. DeFeo         President                               June 5, 1996
Ronald M. DeFeo              (Principal Executive, Financial and
                             Accounting Officer)

/s/ Marvin B. Rosenberg     Vice President, Secretary               June 5, 1996
Marvin B. Rosenberg          and Director

                                                                    EXHIBIT 24.1
                                                                   (Page 7 of 7)

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Ronald M. DeFeo and Marvin B. Rosenberg, or either of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Form S-4/A Registration Statement for the Senior Secured Notes, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


          Signature                   Title                             Date

/s/ Ronald M. DeFeo         President                               June 5, 1996
Ronald M. DeFeo              (Principal Executive, Financial and
                             Accounting Officer)

/s/ Marvin B. Rosenberg     Vice President, Secretary               June 5, 1996
Marvin B. Rosenberg          and Director